Filed Pursuant to Rule 497(c)
                                                    1933 Act File No. 333-156372
                                                     1940 Act File No. 811-07168

HENNESSY FUNDS TRUST                            HENNESSY SELECT LARGE VALUE FUND
7250 REDWOOD BLVD.
SUITE 200
NOVATO, CALIFORNIA  94945
TELEPHONE:   1-800-966-4354
             1-415-899-1555

                      STATEMENT OF ADDITIONAL INFORMATION

                              DATED MARCH 20, 2009

This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the current Prospectus of the Hennessy Select Large Value Fund (the "Fund") for the Original Class shares and for the Institutional Class shares (collectively, "Fund Prospectus"), each dated March 20, 2009. A copy of the Fund Prospectus may be obtained by calling or writing to the Fund at the telephone number or address shown above.

The financial statements and related report of the independent registered public accounting firm for the Tamarack Value Fund in the Tamarack Funds Trust's (File No. 811-21475) Annual Report for its most recent fiscal year ended September 30, 2008, as filed with the Securities and Exchange Commission on December 8, 2008, are incorporated by reference into this SAI. A copy of the Tamarack Funds Trust's Annual Report may be obtained, without charge, by calling the toll-free telephone number shown above.

                               TABLE OF CONTENTS

FUND  HISTORY  AND  CLASSIFICATION                                             1
INVESTMENT  RESTRICTIONS                                                       1
INVESTMENT  CONSIDERATIONS                                                     2
TRUSTEES  AND  OFFICERS                                                       14
OWNERSHIP  OF  MANAGEMENT  AND  PRINCIPAL  SHAREHOLDERS                       20
MANAGEMENT  OF  THE  FUND                                                     22
PORTFOLIO  TRANSACTIONS                                                       28
DISCLOSURE  OF  PORTFOLIO  HOLDINGS                                           29
ADDITIONAL  PURCHASE  AND  REDEMPTION  INFORMATION                            30
VALUATION  OF  SHARES                                                         31
ADDITIONAL  INFORMATION  ABOUT  DISTRIBUTIONS  AND  TAXES                     31
DESCRIPTION  OF  SECURITIES  RATINGS                                          32
ANTI-MONEY  LAUNDERING  PROGRAM                                               34
OTHER  INFORMATION                                                            34

                        FUND HISTORY AND CLASSIFICATION

     The Hennessy Select Large Value Fund is organized as a separate investment portfolio or series of Hennessy Funds Trust ("HFT"), a Delaware statutory trust, that was organized on September 17, 1992. Prior to July 1, 2005, HFT was known as "The Henlopen Fund." HFT is an open-end, management investment company registered under the Investment Company Act of 1940 ("1940 Act"). The Fund is a diversified portfolio.

     The Fund is the successor to the Tamarack Value Fund pursuant to a reorganization that took place on or about March 23, 2009. Prior to that date, the Fund had no investment operations. The Tamarack Value Fund was managed by Voyageur Asset Management Inc. ("Voyageur" or the "Sub-Advisor"), which now serves as the Fund's sub-advisor, and had the same investment objectives and similar strategies as the Fund. As a result of the reorganization, holders of the Class A, Class C, Class R and Class S shares of the Tamarack Value Fund received Original Class shares of the Hennessy Select Large Value Fund.

                            INVESTMENT RESTRICTIONS

     Except for policies identified as "fundamental" in this SAI, the Trustees may change the investment objective and policies of the Fund without shareholder approval. Any such changes may result in the Fund having an investment objective and policies different from the objective and policies that you considered appropriate when you invested in the Fund. The Fund will notify you of any changes in its investment objectives or policies through a revised prospectus or other written communication.

     FUNDAMENTAL POLICIES. The investment restrictions set forth below are fundamental policies of the Fund, which cannot be changed without the approval of the holders of the lesser of (i) 67% or more of the Fund's shares present or represented at a meeting of shareholders at which holders of more than 50% of the Fund's outstanding shares are present or represented or (ii) more than 50% of the outstanding shares of the Fund. Unless otherwise indicated, all percentage limitations apply only at the time an investment is made. A later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions, except for the policies regarding borrowing and illiquid securities or as otherwise noted.

     (1) The Fund has elected to be classified as a diversified series of an open-end management investment company and will invest its assets only in a manner consistent with this classification under applicable law.

     (2) The Fund will not make an investment in any one industry if the investment would cause the aggregate value of the Fund's investment in such industry to equal or exceed 25% of the Fund's total assets, except that this policy does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"), certificates of deposit and bankers' acceptances.

     (3) The Fund will not purchase or sell physical commodities or contracts relating to physical commodities, except as permitted under the 1940 Act and the rules and regulations thereunder.

     (4) The Fund will not underwrite securities of other issuers except insofar as the Fund technically may be deemed to be an underwriter under the Securities Act of 1933, as amended ("1933 Act"), in selling portfolio securities.

     (5) The Fund will not purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities secured by real estate or interests therein or issued by companies that invest in real estate or interests therein.

     (6) The Fund will not make loans, except as permitted under, or to the extent not prohibited by, the 1940 Act and the rules and regulations thereunder.

     (7) The Fund will not borrow money or issue senior securities, except as permitted under the 1940 Act and the rules and regulations thereunder.

     OTHER INVESTMENT RESTRICTIONS. The following investment restrictions (or operating policies) may be changed with respect to the Fund by the Board of Trustees without shareholder approval.

     (1) The Fund will not invest in illiquid securities if at the time of acquisition more than 15% of its net assets would be invested in such securities. "Illiquid securities" are securities that cannot be readily resold because of legal or contractual restrictions or that cannot otherwise be marketed, redeemed or put to the issuer or a third party, that do not mature within seven days, or that the Manager (as defined in "MANAGEMENT OF THE FUND," below), in accordance with guidelines approved by the Board of Trustees, has not determined to be liquid and includes, among other things, repurchase agreements maturing in more than seven days. Securities purchased in accordance with Rule 144A under the 1933 Act and determined to be liquid by the Board of Trustees are not subject to the limitations set forth in this investment restriction.

     (2) The Fund will not purchase the securities of other investment companies except to the extent such purchases are permitted by applicable law.

     (3) The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or trustee/director of the Hennessy Funds (as defined in "TRUSTEES AND OFFICERS" below) or an officer, director or other affiliated person of the Manager.

     (4) The Fund will not make investments for the purpose of exercising control or management of any company.

                           INVESTMENT CONSIDERATIONS

     The Fund Prospectus describes the principal investment strategies and risks of the Fund. This section expands upon that discussion and also describes non-principal investment strategies and risks of the Fund.

     SPECIAL CONSIDERATION RELATING TO DEPOSITARY RECEIPTS. As noted in the Fund Prospectus, the Fund may invest in the securities of foreign issuers, including American Depository Receipts ("ADRs"). Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. For purposes of the investment policies of the Fund, ADRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR evidencing ownership of common stock will be treated as common stock.

     Such investments may involve risks which are in addition to the usual risks inherent in domestic investments. The value of the foreign investments of the Fund may be significantly affected by changes in currency exchange rates and the Fund may incur costs in converting securities denominated in foreign currencies to U.S. dollars. Although the Fund intends to invest in securities of foreign issuers domiciled in nations which the Fund's investment adviser considers as having stable and friendly governments, there is the possibility of expropriation, confiscatory taxation, currency blockage or political or social instability which could affect investments in those nations.

     Many of the foreign securities held in the form of ADRs by the Fund are not registered with the Securities and Exchange Commission ("SEC"), nor are the issuers thereof subject to SEC reporting requirements. Accordingly, there may be less publicly available information concerning foreign issuers of securities held by the Fund than is available concerning U.S. companies. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements comparable to those applicable to U.S. companies.

     Investment income on certain foreign securities may be subject to foreign withholding or other taxes that could reduce the return on these securities. Tax treaties between the U.S. and foreign countries, however, may reduce or eliminate the amount of foreign taxes to which the Fund would be subject.

     ILLIQUID SECURITIES. The Fund may invest up to 15% of its net assets in illiquid securities, although it is not expected that the Fund will invest in illiquid securities.

     Restricted securities may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Where registration is required, the Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell.

     In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including securities sold in private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend either on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a safe harbor from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment to satisfy share redemption orders. Such markets might include automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. An insufficient number of qualified buyers interested in purchasing Rule 144A eligible restricted securities held by the Fund, however, could affect adversely the marketability of securities of the Fund and the Fund might be unable to dispose of such securities promptly or at favorable prices.

     The Board of Trustees has delegated the function of making day-to-day determinations of liquidity to the Manager pursuant to guidelines approved by the Board. The Manager takes into account a number of factors in reaching liquidity decisions, including, but not limited to, (i) the frequency of trades for the security; (ii) the number of dealers that make quotes for the security;
(iii) the number of dealers that have undertaken to make a market in the security; (iv) the number of other potential purchasers; and (v) the nature of the security and how trading is effected (e.g., the time needed to sell the security, how bids are solicited and the mechanics of transfer). The Manager monitors the liquidity of restricted securities in the Fund and reports periodically on such decisions to the Board of Trustees.

     REPURCHASE AGREEMENTS. The Fund may enter into a repurchase agreement through which an investor (such as the Fund) repurchases a security (known as the "underlying security") from a well-established securities dealer or bank that is a member of the Federal Reserve System. Any such dealer or bank will be on the Fund's approved list. The Fund intends to enter into repurchase agreements only with banks and dealers in transactions believed by the Manager to present minimum credit risks in accordance with guidelines established by the Fund's Board of Trustees. The Manager will review and monitor the creditworthiness of those institutions under the Board's general supervision.

     At the time of entering into the repurchase agreement, the bank or securities dealer agrees to repurchase the underlying security at the same price, plus specified interest. Repurchase agreements are generally for a short period of time, often less than a week. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. The Fund will only enter into repurchase agreements where (i) the underlying securities are of the type (excluding maturity limitations) which the Fund's investment guidelines would allow it to purchase directly; (ii) the market value of the underlying security will at all times be equal to at least 102% of the value of the repurchase agreement; and (iii) payment for the underlying security is made only upon physical delivery or evidence of book-entry transfer to the account of the Fund's custodian or a bank acting as agent. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses, including (1) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (2) possible subnormal levels of income and lack of access to income during this period; and
(3)  expenses  of  enforcing  its  rights.

     LENDING OF FUND SECURITIES. In accordance with applicable law, the Fund, to earn additional income, may lend portfolio securities (representing not more than 33-1/3% of its total assets) to banks, broker-dealers or financial institutions that the Manager deems qualified, but only when the borrower maintains with the Fund's custodian bank collateral either in cash or money market instruments in an amount equal to at least 102% of the market value of the securities loaned, determined on a daily basis and adjusted accordingly. There may be risks of delay in recovery of the securities and capital or even loss of rights in the collateral should the borrower of the securities default on its obligation to return borrowed securities because of insolvency or otherwise. However, loans will only be made to borrowers deemed by the Manager to be of good standing and when, in the judgment of the Manager, the consideration that can be earned currently from such securities loans justifies the attendant risk. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Board of Trustees. During the period of the loan the Manager will monitor all relevant facts and circumstances, including the creditworthiness of the borrower. The Fund will retain authority to terminate any loan at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Fund will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Fund will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when regaining such rights is considered to be in the Fund's interest.

     CASH AND SHORT-TERM SECURITIES. The Fund may invest a portion of its assets in cash or high-quality, short-term debt obligations readily convertible into cash. Such high quality, short-term obligations include: money market securities, money market mutual funds, commercial paper, bank certificates of deposit, and repurchase agreements collateralized by U.S. Government Securities. These investments may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses, or they may be used while the Fund looks for suitable investment opportunities. There may also be times when the Fund attempts to respond to adverse market, economic, political or other conditions by investing up to 100% of its assets in these types of investments for temporary, defensive purposes. During these times, the Fund will not be able to pursue its primary investment objective and, instead, will focus on preserving its assets.

     In pursuing cash management strategies, the Fund will apply the following criteria to its investments:

     o Certificates of deposit, bankers' acceptances and other short-term obligations must be issued domestically by United States commercial banks having assets of at least $1 billion, which are members of the Federal Deposit Insurance Corporation or holding companies of such banks.

     o Commercial paper or commercial paper master notes must be rated, at the time of purchase, A-1 or A-2 by Standard & Poor's Corporation ("Standard & Poor's") or Prime-1 or Prime-2 by Moody's Investors Service, Inc. ("Moody's"). If not rated by either Moody's or S&P , a company's commercial paper may be purchased, if the company has an outstanding bond issue rated Aa or higher by Moody's or AA or higher by S&P. Commercial paper master notes are demand instruments without a fixed maturity bearing interest at rates that are fixed to known lending rates and automatically adjusted when such lending rates change.

     o The Fund will purchase only negotiable certificates of deposit and other short-term debt obligations of savings and loan associations having assets of at least $1 billion, which are members of the Federal Home Loan Banks Association and insured by the Federal Savings and Loan Insurance Corporation.

     With respect to money market mutual funds, in addition to the advisory fees and other expenses the Fund bears directly in connection with their own operations, as a shareholder of another investment company, the Fund would bear its pro rata portion of the other investment company's advisory fees and other expenses, and such fees and other expenses will be borne indirectly by the Fund's shareholders.

     CONVERTIBLE SECURITIES. Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are "senior" to common stock - i.e., they have a prior claim against the issuer's assets. Convertible securities generally pay lower dividends or interest than non-convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.

     CORPORATE DEBT SECURITIES. The Fund may invest in corporate debt securities (corporate bonds, debentures, notes and similar corporate debt instruments) which meet the applicable rating criteria established for the Fund, or if unrated, are in the Sub-Advisor's opinion comparable in quality to corporate debt securities in which the Fund may invest. Corporate debt securities are taxable debt obligations issued by corporations, are subject to the risk of the issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to factors such as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. The market value of a debt security generally reacts inversely to interest rate changes. When prevailing interest rates decline, the price of the debt obligation usually rises, and when prevailing interest rates rise, the price usually declines.

     After purchase by the Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. However, the Sub-Advisor will consider such event in its determination of whether the Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or another rating agency may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in the Fund Prospectus and in this SAI.

     DERIVATIVES. The Fund may invest in various derivatives. A derivative is a financial instrument which has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. The Fund may invest in derivatives for hedging purposes. The Fund may invest in various types of derivatives for the purpose of risk management, seeking to reduce transaction costs, or otherwise seeking to add value to the portfolio when a derivative instrument is more favorably priced relative to the underlying security. However, there is not guarantee that a particular derivative strategy will meet these objectives. The Fund will not use derivatives solely for speculative purposes.

     Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates and related indexes. Derivatives include futures contracts and options on futures contracts (see discussion below), forward-commitment transactions (see discussion below on "When Issued and Delayed-Delivery Securities"), options on securities (see discussion below on "Options on Securities"), caps, floors, collars and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives are privately negotiated and entered into in the over-the-counter ("OTC") market. The risks associated with the use of derivatives are different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes.

     Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

     The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if the Sub-Advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.

     Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

     Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.

     Because many derivatives have a leverage or borrowing component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. While certain derivative transactions may be considered to constitute borrowing transactions, such derivative transactions will not be considered to constitute the issuance of a "senior security", and therefore such transactions will not be subject to the 300% continuous asset coverage requirement otherwise applicable to borrowings, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with applicable requirements.

     Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to the Fund's interest. The Fund bears the risk that the Sub-Advisor will incorrectly forecast future market trends or the values of assets, reference rates, indices, or other financial or economic factors in establishing derivative positions for the Fund. If the Sub-Advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the derivative will have or will develop an imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.

     Options  on  Securities
     -----------------------

     An option is a legal contract that gives the buyer (who then becomes the holder) the right to buy, in the case of a call, or sell, in the case of a put, a specified amount of the underlying security at the option price at any time before the option expires. The buyer of a call obtains, in exchange for a premium that is paid to the seller, or "writer," of the call, the right to purchase the underlying security. The buyer of a put obtains the right to sell the underlying security to the writer of the put, likewise in exchange for a premium. Options have standardized terms, including the exercise price and expiration time; listed options are traded on national securities exchanges that provide a secondary market in which holders or writers can close out their positions by offsetting sales and purchases. The premium paid to a writer is not a down payment; it is a nonrefundable payment from a buyer to a seller for the rights conveyed by the option. A premium has two components: the intrinsic value and the time value. The intrinsic value represents the difference between the current price of the securities and the exercise price at which the securities will be sold pursuant to the terms of the option. The time value is the sum of money investors are willing to pay for the option in the hope that, at some time before expiration, it will increase in value because of a change in the price of the underlying security.

     One risk of any put or call that is held is that the put or call is a wasting asset. If it is not sold or exercised prior to its expiration, it becomes worthless. The time value component of the premium decreases as the option approaches expiration, and the holder may lose all or a large part of the premium paid. In addition, there can be no guarantee that a liquid secondary market will exist on a given exchange, in order for an option position to be closed out. Furthermore, if trading is halted in an underlying security, the trading of options is usually halted as well. In the event that an option cannot be traded, the only alternative to the holder is to exercise the option.

     Call  Options  on  Securities.  When  the Fund writes a call, it receives a
     -----------------------------
premium and agrees to sell the related investments to the purchaser of the call during the call period (usually not more than nine months) at a fixed exercise price (which may differ from the market price of the related investments) regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain from an increase in the market price over the exercise price.

     To terminate its obligation on a call which it has written, the Fund may purchase a call in a "closing purchase transaction." A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the price of the call purchased. A profit may also be realized if the call lapses unexercised, because the Fund retains the premium received. All call options written by the Fund must be "covered." For a call to be "covered": (a) the Fund must own the underlying security or have an absolute and immediate right to acquire that security without payment of additional cash consideration; (b) the Fund must maintain cash or liquid securities adequate to purchase the security; or (c) any combination of (a) or (b).

     When the Fund buys a call, it pays a premium and has the right to buy the related investments from the seller of the call during the call period at a fixed exercise price. The Fund benefits only if the market price of the related investment is above the call price plus the premium paid during the call period and the call is either exercised or sold at a profit. If the call is not exercised or sold (whether or not at a profit), it will become worthless at its expiration date, and the Fund will lose its premium payment and the right to purchase the related investment.

     Put  Options on Securities. When the Fund buys a put, it pays a premium and
     --------------------------
has the right to sell the related investment to the seller of the put during the put period (usually not more than nine months) at a fixed exercise price. Buying a protective put permits the Fund to protect itself during the put period against a decline in the value of the related investment below the exercise price by having the right to sell the investment through the exercise of the put.

     When the Fund writes a put option it receives a premium and has the same obligations to a purchaser of such a put as are indicated above as its rights when it purchases such a put. A profit or loss will be realized depending on the amount of option transaction costs and whether the premium previously received is more or less than the put purchased in a closing purchase transaction. A profit may also be realized if the put lapses unexercised, because the Fund retains the premium received. All put options written by the Fund must be "covered." For a put to be "covered", the Fund must maintain cash or liquid securities equal to the option price.

     Futures  Contracts  and  Options  Thereon
     -----------------------------------------

     The Fund may purchase and write (sell) stock index futures contracts as a substitute for a comparable market position in the underlying securities, and may purchase put and call options and write call options on stock index futures contracts. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

     When the Fund purchases a put or call option on a futures contract, the Fund pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing a call option on a futures contract, the Fund receives a premium in return for granting to the purchaser of the option the right to buy from the Fund the underlying futures contract for a specified price upon exercise at any time during the option period.

     Some futures and options strategies tend to hedge the Fund's positions against price fluctuations, while other strategies tend to increase market exposure. The extent of the Fund's loss from an unhedged short position in futures contracts or call options on futures contracts is potentially unlimited. The Fund may engage in related closing transactions with respect to options on futures contracts. The Fund will purchase or write options only on futures contracts that are traded on a United States exchange or board of trade.

     HFT has claimed an exclusion from the definition of the term "commodity pool operator" under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission. Thus, HFT is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

     When the Fund purchases or sells a futures contract, the Fund "covers" its position. To cover its position, the Fund may maintain with its custodian bank (and mark-to-market on a daily basis) cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise cover its position. If the Fund continues to engage in the described securities trading practices and so maintain cash or liquid securities, the maintained cash or liquid securities will function as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such maintained cash or liquid securities will assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

     The Fund may cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (namely, an exercise price) as high or higher than the price of the futures contract, or, if the strike price of the put is less than the price of the futures contract, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract. The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently with the futures contract.

     The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written call, the Fund will maintain cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. The Fund may also cover its sale of a call option by taking positions in instruments the prices of which are expected to move relatively consistently with the call option.

     Although the Fund intends to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Fund to substantial losses. If trading is not possible, or the Fund determines not to close a futures position in anticipation of adverse price movements, the Fund will be required to make daily cash payments of variation margin. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

     Foreign  Currency  Options
     --------------------------

     Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Fund to reduce foreign currency risk using such options. Over-the-counter options differ from exchange-traded options in that they are two-party contracts with price and other terms negotiated between buyer and seller and generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar. The Fund will not speculate in options on foreign currencies.

     There is no assurance that a liquid secondary market will exist for any particular foreign currency option or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If the Fund cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of underlying assets.

     Forward  Foreign  Currency  Exchange  Contracts
     -----------------------------------------------

     The Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into in the interbank market conducted between currency traders (usually large commercial banks) and their customers. Forward foreign currency exchange contracts may be bought or sold to protect the Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar, or between foreign currencies. Although such contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time, they tend to limit any potential gain which might result should the value of such currency increase.

     The precise matching of the value of forward contracts and the value of the securities involved will not generally be possible since the future value of the securities in currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Projection of short-term currency movements is extremely difficult, and the successful execution of a short-term hedging strategy is uncertain. There can be no assurance that new forward contracts or offsets will always be available to the Fund.

     Limitations  on  Options  and  Futures
     --------------------------------------

     Transactions in options by the Fund will be subject to limitations established by each of the exchanges governing the maximum number of options which may be written or held by a single investor or group of investors acting in concert, regardless of whether the options are written or held on the same or different exchanges or are written or held in one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write or hold may be affected by options written or held by other investment advisory clients of the Sub-Advisor and its affiliates. Position limits also apply to futures contracts. An exchange may order the liquidations of positions found to be in excess of these limits, and it may impose certain sanctions.

     Special  Risks  of  Hedging  Strategies
     ---------------------------------------

     Participation in the options or futures markets involves investment risks and transactions costs to which the Fund would not be subject absent the use of these strategies. In particular, the loss from investing in futures contracts is potentially unlimited. If the Sub-Advisor's prediction of movements in the securities and interest rate markets is inaccurate, the Fund could be in a worse position than if such strategies were not used. Risks inherent in the use of options, futures contracts and options on futures contracts include: (1) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities being hedged; (2) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; and (3) the possible absence of a liquid secondary market for any particular instrument at any time.

     WHEN ISSUED AND DELAYED-DELIVERY SECURITIES. To ensure the availability of suitable securities for its portfolio, the Fund may purchase when-issued or delayed delivery securities. When-issued transactions arise when securities are purchased by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. When-issued securities represent securities that have been authorized but not yet issued. The Fund may also purchase securities on a forward commitment or delayed delivery basis. In a forward commitment transaction, the Fund contracts to purchase securities for a fixed price at a future date beyond customary settlement time. The Fund is required to hold and maintain until the settlement date, cash or other liquid assets in an amount sufficient to meet the purchase price. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. The purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

     REAL ESTATE INVESTMENT TRUSTS. A real estate investment trust ("REIT") is a corporation, or a business trust that would otherwise be taxed as a corporation, which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things, invest substantially all of its assets in interests in real estate (including mortgages and other REITs) or cash and government securities, derive most of its income from rents from real property or interest on loans secured by mortgages on real property, and distribute to shareholders annually a substantial portion of its otherwise taxable income.

     REITs are characterized as equity REITs, mortgage REITs, and hybrid REITs. Equity REITs, which may include operating or finance companies, own real estate directly and the value of, and income earned by, the REITs depend upon the income of the underlying properties and the rental income they earn. Equity REITs also can realize capital gains (or losses) by selling properties that have appreciated (or depreciated) in value. Mortgage REITs can make construction, development or long-term mortgage loans and are sensitive to the credit quality of the borrower. Mortgage REITs derive their income from interest payments on such loans. Hybrid REITs combine the characteristics of both equity and mortgage REITs, generally by holding both ownership interests and mortgage interests in real estate. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They also are subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation and the possibility of failing to qualify for tax-free status under the Code or to maintain exemption from the 1940 Act.

     SHORT SALES. The Fund may seek to realize additional gains through short sale transactions in securities listed on one or more national securities exchanges, or in unlisted securities. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed.

     Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund's short position.

     VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES. The Fund may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax-exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity longer than five years, but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven-day or other designated maturity.

     The Fund may also buy variable rate master demand notes. The terms of these obligations permit the investment of fluctuating amounts by the Fund at varying rates of interest pursuant to direct arrangements between the Fund, as lender, and the borrower. They permit weekly, and in some instances, daily, changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. The notes may or may not be backed by bank letters of credit. Because the notes are direct lending arrangements between the lender and the borrower, it is not generally contemplated that they will be traded, and there is no secondary market for them, although they are redeemable (and thus, immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. The Fund has no limitations on the type of issuer from whom the notes will be purchased. However, in connection with such purchase and on an ongoing basis, the Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes make demand simultaneously. While master demand notes, as such, are not typically rated by rating agencies, if not so rated, the Fund may, under its minimum rating standards, invest in them only if at the time of an investment the issuer meets the Fund's criteria.

     REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings under the 1940 Act, and as such are subject to the investment limitations discussed in the section entitled "Borrowing." Under a reverse repurchase agreement, the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon future date and price. When the Fund enters into a reverse repurchase agreement, it will maintain cash or liquid securities having a value equal to or greater than the repurchase price (including accrued interest). Reverse repurchase agreements involve the risk that the market value of the securities sold by the Active Income Fund may decline below the price of the securities it is obligated to repurchase.

     BORROWING. The Fund may borrow money from banks for extraordinary or emergency purposes such as meeting anticipated redemptions, and may pledge assets in connection with such borrowing. The Fund may borrow for such purposes in an amount up to 33% of its total assets. The borrowing policy is a fundamental policy of the Fund, which cannot be changed without shareholder approval as described in "INVESTMENT RESTRICTIONS" above.

                             TRUSTEES AND OFFICERS

     The business and affairs of the Fund are managed by the Officers of HFT under the direction of HFT's Board of Trustees. The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the Trustees and Officers of HFT are set forth in the tables that follow. The following funds, along with the Fund (collectively, the "Hennessy Funds"), comprise the fund complex: (1) the Hennessy Cornerstone Growth Fund, the Hennessy Focus 30 Fund and the Hennessy Cornerstone Value Fund, each of which is organized as separate investment portfolio or series of Hennessy Mutual Funds, Inc., a Maryland corporation ("HMFI"); (2) the Hennessy Cornerstone Growth Fund, Series II and the Hennessy Cornerstone Large Growth Fund (as of the date of this SAI the Hennessy Cornerstone Large Growth Fund had not commenced operations), each of which is organized as a separate investment portfolio or series of HFT; and (3) the Hennessy Total Return Fund and the Hennessy Balanced Fund, each of which is organized as a separate investment portfolio or series of Hennessy Funds, Inc., a Maryland corporation ("HFI").

                                                                                                Number of
                                                                                                Portfolios in      Other
                                                 Term of Office                                 the Fund Complex   Directorships
                              Position(s) Held   and Length of        Principal Occupation(s)   Overseen by        Held by
Name, Address, and Age        with the Funds     Time Served          During Past 5 Years       Director/Trustee   Director/Trustee
----------------------        ----------------   --------------       -----------------------   ----------------   ----------------
DISINTERESTED DIRECTORS (AS DEFINED BELOW)
J. Dennis DeSousa             Director/Trustee   Indefinite, until    Currently a real estate         8            None.
Age: 72                                          successor elected    investor.
Address:
c/o Hennessy Advisors, Inc.                      Served since
7250 Redwood Blvd.                               January 1996 HMFI
Suite 200                                        and HFI; and since
Novato, CA  94945                                July 2005 HFT

Robert T. Doyle               Director/Trustee   Indefinite, until    Currently the Sheriff           8            None.
Age:  62                                         successor elected    of Marin County,
Address:                                                              California (since 1996)
c/o Hennessy Advisors, Inc.                      Served since         and has been employed
7250 Redwood Blvd.                               January 1996 HMFI    in the Marin County
Suite 200                                        and HFI; and since   Sheriff's Office in
Novato, CA  94945                                July 2005 HFT        various capacities
                                                                      since 1969.

Gerald P. Richardson          Director/Trustee   Indefinite, until    Formerly the Chief              8            None.
Age:  63                                         successor elected    Executive Officer and
Address:                                                              owner of ORBIS Payment
c/o Hennessy Advisors, Inc.                      Served since May     Services.  Mr. Richardson
7250 Redwood Blvd.                               2004 HMFI and        is now an independent
Suite 200                                        HFI; and since       consultant in the
Novato, CA  94945                                July 2005 HFT        securities industry.

                                                                                                Number of
                                                                                                Portfolios in      Other
                                                 Term of Office                                 the Fund Complex   Directorships
                              Position(s) Held   and Length of        Principal Occupation(s)   Overseen by        Held by
Name, Address, and Age        with the Funds     Time Served          During Past 5 Years       Director/Trustee   Director/Trustee
----------------------        ----------------   --------------       -----------------------   ----------------   ----------------
"INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT)

Neil J. Hennessy(1)<F1>       Director/Trustee   Director/Trustee:    President, Chairman,            8            Director of
Age:  53                      and Chairman       -----------------    CEO and Co-Portfolio                         Hennessy
Address:                      of the Board       Indefinite, until    Manager of Hennessy                          Advisors, Inc.
c/o Hennessy Advisors, Inc.                      successor elected    Advisors, Inc., the
7250 Redwood Blvd.                                                    Hennessy Funds'
Suite 200                                        Served since         investment adviser, since
Novato, CA  94945                                January 1996 HMFI    1989; President of HMFI
                                                 and HFI; and since   and HFI from 1996
                                                 July 2005 HFT        through June 2008, and
                                                                      President of HFT from
                                                 Officer:             2005 through June 2008.
                                                 --------
                                                 1 year term

                                                 Served since June
                                                 2008 HMFI, HFI
                                                 and HFT

Kevin A. Rowell (1)<F1>       President          1 year term          Mr. Rowell was President       N/A           None.
Age:  48                                                              of Pioneer Funds
Address:                                         Since June 2008      Distributor from January
c/o Hennessy Advisors, Inc.                      HMFI, HFI and        2006 to July 2007; from
7250 Redwood Blvd.                               HFT                  April 2004 through
Suite 200                                                             November 2005, Mr.
Novato, CA  94945                                                     Rowell was Executive
                                                                      Vice President at Charles
                                                                      Schwab & Co., Inc.; and
                                                                      from September 2002
                                                                      through April 2004 was
                                                                      President SAFECO
                                                                      Mutual Funds.

Frank Ingarra, Jr. (1)<F1>    Co-Portfolio       1 year term          Mr. Ingarra is                 N/A           None.
Age:  37                      Manager and                             Co-Portfolio Manager
Address:                      Vice President     Since August         for Hennessy Advisors,
c/o Hennessy Advisors, Inc.                      2002 HMFI and        Inc., the Hennessy Funds'
7250 Redwood Blvd.                               HFI; and since       investment adviser. Mr.
Suite 200                                        July 2005 HFT        Ingarra has been with the
Novato, CA  94945                                                     Hennessy Funds and
                                                                      Hennessy Advisors, Inc.
                                                                      since 2004.  He is a Vice
                                                                      President of the Hennessy
                                                                      Funds.

(1)<F1> All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Hennessy Funds.

                                                                                                Number of
                                                                                                Portfolios in      Other
                                                 Term of Office                                 the Fund Complex   Directorships
                              Position(s) Held   and Length of        Principal Occupation(s)   Overseen by        Held by
Name, Address, and Age        with the Funds     Time Served          During Past 5 Years       Director/Trustee   Director/Trustee
---------------------------   ----------------   --------------       -----------------------   ----------------   ----------------
INTERESTED PERSONS
Harry F. Thomas(1)<F2>        Vice President,    1 year term          Vice President, Chief          N/A           None.
Age:  62                      Chief Compliance                        Compliance Officer for
Address:                      Officer            Since September      Hennessy Advisors, Inc.,
c/o Hennessy Advisors, Inc.                      2004 HMFI and        the Hennessy Funds'
7250 Redwood Blvd.                               HFI; and since       investment adviser, since
Suite 200                                        July 2005 HFT        2004; retired business
Novato, CA  94945                                                     executive from 2001
                                                                      through 2004; and
                                                                      director of the Hennessy
                                                                      Funds from 2000 to
                                                                      May 2004.

Ana Miner(1)<F2>              Vice President     1 year term          Has been employed by           N/A           None.
Age:  51                      of Operations                           Hennessy Advisors, Inc.,
Address:                                         Since March          the Hennessy Funds'
c/o Hennessy Advisors, Inc.                      2000 HMFI and        investment adviser,
7250 Redwood Blvd.                               HFI; and since       since 1998.
Suite 200                                        July 2005 HFT
Novato, CA  94945

Teresa M. Nilsen(1)<F2>      Executive Vice      1 year term          Currently Executive            N/A           Director of
Age:  42                     President and                            Vice President, Chief                        Hennessy
Address:                     Treasurer           Since January        Financial Officer and                        Advisors, Inc.
c/o Hennessy Advisors, Inc.                      1996 HMFI and        Secretary of Hennessy
7250 Redwood Blvd.                               HFI; and since       Advisors, Inc., the
Suite 200                                        July 2005 HFT        Hennessy Funds'
Novato, CA  94945                                                     investment adviser; Ms.
                                                                      Nilsen has been the
                                                                      corporate secretary and
                                                                      a financial officer of
                                                                      Hennessy Advisors, Inc.
                                                                      since 1989; Ms. Nilsen
                                                                      has been an officer of the
                                                                      Hennessy Funds since
                                                                      1996, currently she is
                                                                      Executive Vice President
                                                                      and Treasurer.

Daniel B. Steadman(1)<F2>    Executive Vice      1 year term          Executive Vice President       N/A           Director of
Age:  52                     President and                            of Hennessy Advisors,                        Hennessy
Address:                     Secretary           Since March          Inc., the Hennessy Funds'                    Advisors, Inc.
c/o Hennessy Advisors, Inc.                      2000 HMFI and        investment adviser, from
7250 Redwood Blvd.                               HFI; and since       2000 to the present; Mr.
Suite 200                                        July 2005 HFT        Steadman has been
Novato, CA  94945                                                     Executive Vice President
                                                                      and Secretary of the
                                                                      Hennessy Funds since 2000.

(1)<F2> All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Hennessy Funds.

                                                                                                Number of
                                                                                                Portfolios in      Other
                                                 Term of Office                                 the Fund Complex   Directorships
                             Position(s) Held    and Length of        Principal Occupation(s)   Overseen by        Held by
Name, Address, and Age       with the Funds      Time Served          During Past 5 Years       Director/Trustee   Director/Trustee
---------------------------  ----------------    --------------       -----------------------   ----------------   ----------------
Tania A. Kelley(1)<F3>       Vice President      1 year term          Has been employed by           N/A           None.
Age: 43                      of Marketing                             Hennessy Advisors, Inc.,
Address:                                         Since October        the Hennessy Funds'
c/o Hennessy Advisors, Inc.                      2003 HMFI and        investment adviser, since
7250 Redwood Blvd.                               HFI; and since       October 2003; Director
Suite 200                                        July 2005 HFT        of Sales and Marketing
Novato, CA  94945                                                     for Comcast from 2000
                                                                      through 2003.

Brian Peery(1)<F3>           Vice President      1 year term          Has been employed by           N/A           None.
Age: 39                      of Sales                                 Hennessy Advisors, Inc.,
Address:                                         Since March          the Hennessy Funds'
c/o Hennessy Advisors, Inc.                      2003 HMFI and        investment adviser, since
7250 Redwood Blvd.                               HFI; and since       June 2002; Vice President
Suite 200                                        July 2005 HFT        of Institutional Sales and
Novato, CA  94945                                                     Senior Analyst with Brad
                                                                      Peery Inc. from June 2000
                                                                      to June 2002; from 1996
                                                                      to 2002, Mr. Peery worked
                                                                      for Haywood Securities
                                                                      where has was a Vice President.

(1)<F3> All Officers of the Hennessy Funds and employees of the Manager are Interested Persons of the Hennessy Funds.

     Pursuant to the terms of the Management Agreement (as defined below) with HFT, the Manager, on behalf of the Fund, pays the compensation of all Officers and Trustees who are affiliated persons of the Manager.

     The  Board  of  Trustees  has  an Audit Committee whose members are Messrs.
DeSousa, Doyle (Chairman) and Richardson. The primary functions of the Audit Committee are to recommend to the Board of Trustees the independent registered public accounting firm to be retained to perform the annual audit, to review the results of the audit, to review the Funds' internal controls and to review certain other matters relating to the Funds' independent registered public accounting firm and financial records. The Audit Committee met twice during the fiscal year ended October 31, 2008.

     HFT pays Trustees who are not interested persons of the Fund (each, a "Disinterested Trustee") a $750 fee for each meeting of the Board of Trustees attended. HFT may also reimburse Trustees for travel expenses incurred in order to attend meetings of the Board of Trustees.

     The table below sets forth the compensation paid by HFT to each of the current Trustees of HFT for services as Trustees for the twelve months ended October 31, 2008.

                               COMPENSATION TABLE

                                         Pension or                            Total
                                         Retirement        Estimated        Compensation
                        Aggregate     Benefits Accrued      Annual          from HFT and
    Name               Compensation      as Part of      Benefits Upon   Fund Complex(1)<F4>
  of Person              from HFT      Fund Expenses      Retirement      Paid to Trustees
  ---------            ------------   ----------------   -------------   -------------------
DISINTERESTED DIRECTORS

J. Dennis DeSousa         $3,750            $0                $0              $20,000

Robert T. Doyle           $3,750            $0                $0              $20,000

Gerald P. Richardson      $3,750            $0                $0              $20,000

"INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT)

Neil J. Hennessy              $0            $0                $0                   $0

(1)<F4> The Fund, the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Growth Fund, Series II, the Hennessy Focus 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund and the Hennessy Cornerstone Large Growth Fund (as of the date of this SAI the Hennessy Cornerstone Large Growth Fund had not commenced operations) are the only funds in the fund complex.

     Because the Manager and the Administrator perform substantially all of the services necessary for the operation of the Fund, the Fund requires no employees. No officer, director or employee of the Manager or the Administrator receives any compensation from HFT for acting as a Trustee or Officer.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     As of the date of this SAI, the Officers and Trustees of the Fund as a group (14 persons) did not own any shares of the Fund.

     The following table sets forth the dollar range of equity securities beneficially owned by each Trustee in the Fund as of December 31, 2008.

                                                  Aggregate Dollar Range
                                                   of Equity Securities
                                                    in All Registered
                          Dollar Range of      Investment Companies Overseen
    Name of              Equity Securities        by Trustee in Family of
    Trustee                 in the Fund         Investment Companies(1)<F5>
    -------              -----------------     -----------------------------
DISINTERESTED TRUSTEES

J. Dennis DeSousa              None                 $50,001-$100,000

Robert T. Doyle                None                 $10,001-50,000

Gerald P. Richardson           None                 Over $100,000

"INTERESTED PERSONS" (AS DEFINED IN THE 1940 ACT)

Neil J. Hennessy               None                 Over $100,000

(1)<F5> The Fund, the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Growth Fund, Series II, the Hennessy Focus 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund and the Hennessy Cornerstone Large Growth Fund (as of the date of this SAI the Hennessy Cornerstone Large Growth Fund had not commenced operations) are the only funds in the fund complex.

     None of the Trustees who are Disinterested Trustees, or any members of their immediate family, own shares of the Manager or companies, other than registered investment companies, controlled by or under common control with the Manager.

     As of December 31, 2008, the following shareholders owned more than 5% of the outstanding voting securities of the Tamarack Value Fund (the shares indicated are held of record).

              NAME & ADDRESS                          SHARES OWNED          %
              ---------------                         --------------------------
CLASS  A
              KATHRYN PALUMBO                             2,121          22.81%
              PAS  ACCOUNT
              SAINT  LOUIS,  MO

              RBC CAPITAL MARKETS CORP                    1,373          14.77%
              FBO  JOHN  C.  RUTLEDGE  IRA
              DALLAS  TX

              OPPENHEIMER & CO INC                        1,256          13.51%
              FBO  JULIA  MOYE
              LOS  ANGELES,  CA

              OPPENHEIMER & CO INC                          900           9.68%
              MUSTAFA  A  MUNEM  (TOD)
              WARREN,  MI

              OPPENHEIMER & CO INC                          863           9.29%
              GEORGE  SKAFF  ELIAS  AND
              JAIME  WEST  ELIAS  JT/WROS

              OPPENHEIMER & CO INC                          721           7.75%
              NORMA  BROWNSTEIN  PSP  DTD  4/25/00
              NEW  YORK,  NY

CLASS  C

              RBC CAPITAL MARKETS CORP                     430           37.71%
              FBO  KIMBERLY  S.  SCHNEIDER  IRA
              MINNEAPOLIS,  MN

              RBC CAPITAL MARKETS CORP                     396           34.70%
              FBO  JAMES  C  MASTEN
              WHITEVILLE,  NC

              TAMARACK DISTRIBUTORS INC                   162            14.16%
              MINNEAPOLIS,  MN

              THOMAS J OAKES CUST                          86             7.56%
              FBO  SHANE  T  KEELER
              LYNDHURST,  NJ

              RBC CAPITAL MARKETS CORP                     67             5.87%
              FBO  MICHAEL  C.  KEMPER  BENE
              RALPH  KEMPER  DECD  IRA
              BLOOMINGTON,  MN


              TAMARACK DISTRIBUTORS INC                   164            99.97%
              MINNEAPOLIS,  MN

CLASS  S

             CHARLES SCHWAB & CO INC                1,457,503            18.85%
             REINVEST  ACCOUNT
             SAN  FRANCISCO,  CA

             NATL FINANCIAL SVCS CORP                 638,724             8.26%
             FOR  EXCLUSIVE  BENEFIT  OF  CUSTOMERS
             NEW  YORK,  NY

                             MANAGEMENT OF THE FUND

     THE MANAGER. The investment adviser to the Fund is Hennessy Advisors, Inc. (the "Manager"). The Manager acts as the investment manager of the Fund pursuant to a management agreement with HFT (the "Management Agreement"). The Manager is controlled by Neil J. Hennessy.

     Under the Management Agreement, the Manager is entitled to an investment advisory fee in respect of the Fund, computed daily and payable monthly, at the annual rate of 0.85% of the Fund's average daily net assets.

     Pursuant to the Management Agreement, the Manager is responsible for providing or overseeing the investment management of the Fund's portfolio, subject to general oversight by the Board of Trustees, and provides the Fund with office space. In addition, the Manager is obligated to keep certain books and records of the Fund. In connection therewith, the Manager furnishes the Fund with those ordinary clerical and bookkeeping services that are not being furnished by the Fund's custodian, administrator or transfer agent.

     Under the terms of the Management Agreement, the Fund bears all expenses incurred in its operation that are not specifically assumed by the Manager, the Administrator (as defined below) or the Distributor (as defined below). General expenses of the Fund not readily identifiable as belonging to the Fund are allocated among the Hennessy Funds by or under the direction of the Board of Directors/Trustees in such manner as the Board determines to be fair and equitable. Expenses borne by the Fund include, but are not limited to, the following (or the Fund's allocated share of the following): (i) the cost (including brokerage commissions, if any) of securities purchased or sold by the Fund and any losses incurred in connection therewith; (ii) investment management fees; (iii) organizational expenses; (iv) filing fees and expenses relating to the registration and qualification of HFT or the shares of the Fund under federal or state securities laws and maintenance of such registrations and qualifications; (v) fees and expenses payable to Disinterested Trustees; (vi) taxes (including any income or franchise taxes) and governmental fees; (vii) costs of any liability, trustees' and officers' insurance and fidelity bonds;
(viii) legal, accounting and auditing expenses; (ix) charges of custodian, transfer agent and other agents; (x) expenses of setting in type and providing a camera-ready copy of the Fund Prospectus and supplements thereto, expenses of setting in type and printing or otherwise reproducing statements of additional information and supplements thereto and reports and proxy materials for existing shareholders; (xi) any extraordinary expenses (including fees and disbursements of counsel) incurred by HFT or the Fund; (xii) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; and (xiii) costs of meetings of shareholders. The Manager may voluntarily waive its management fee or subsidize other Fund expenses. This may have the effect of increasing the Fund's return.

     Under the Management Agreement, the Manager will not be liable for any error of judgment or mistake of law or for any loss suffered by HFT or the Fund in connection with the performance of the Management Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

     The Management Agreement has an initial term of two years and may be renewed from year to year thereafter so long as such continuance is specifically approved at least annually in accordance with the requirements of the 1940 Act. The Management Agreement provides that it will terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement may be terminated by HFT with respect to the Fund or by the Manager upon 60 days' prior written notice.

     The Manager has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses of the shares, including the investment advisory fee and the administration fee but excluding interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items, exceed that percentage of the average net assets of the Fund's shares for such year, as determined by valuations made as of the close of each business day of the year, which is the most restrictive percentage provided by the state laws of the various states in which the shares of the Fund are qualified for sale or, if the states in which the shares of the Fund are qualified for sale impose no such restrictions, 1.30% for Original Class shares (until March 23, 2010) and 0.98% for Institutional Class shares. As of the date hereof, no such state law provision was applicable to the Fund. If the accrued amount of the expenses of the Fund exceeds the expense limitation, the Fund creates an account receivable from the Manager for the amount of such excess. In such a situation the monthly payment of the Manager's fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Manager's fee, the Manager will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below this limit. If, in any of the three fiscal years following any fiscal year in which the Manager has reimbursed the Fund for excess expenses, the Fund's expenses, as a percentage of the Fund's average net assets, are less than the applicable expense ratio limit, the Fund shall repay to the Manager the amount the Manager reimbursed the Fund; provided, however, that the Fund's expense ratio shall not exceed the applicable limit.

     The Fund is newly organized and as of the date of this SAI has not paid any fees to the Manager pursuant to the Management Agreement.

     The Fund has entered into a Servicing Agreement with the Manager (the "Servicing Agreement"). Pursuant to the Servicing Agreement, the Manager will provide administrative support services to the Fund consisting of:

     o maintaining an "800" number that current shareholders may call to ask questions about the Fund or their accounts with the Fund;

     o  assisting  shareholders  in processing exchange and redemption requests;

     o  assisting   shareholders   in   changing   dividend   options,   account
        designations and addresses;

     o  responding  generally  to  questions  of  shareholders;  and

     o  providing  such  other  similar  services  as  the  Fund  may  request.

     For such services, the Fund pays an annual fee to the Manager equal to 0.10% of its average daily net assets. The Institutional Class shares of the Fund are not subject to the Servicing Agreement fees. The Fund is newly organized and as of the date of this SAI had not paid any fees to the Manager pursuant to the Servicing Agreement.

     The Servicing Agreement may be terminated by either party upon sixty days' written notice to the other party, and will be terminated if its continuance is not approved at least annually by a majority of those Trustees who are not parties thereto or "interested persons" (as defined in the 1940 Act) of any such party.

     THE SUB-ADVISOR. The Sub-Advisor is the sole sub-advisor of the Fund, and has entered into a sub-advisory contract with the Manager (the "Sub-Advisory Agreement"). Pursuant to its Sub-Advisory Agreement, the Sub-Advisor makes specific portfolio investments in accordance with the Fund's investment objective and the Sub-Advisor's investment approach and strategies.

     The Sub-Advisor is a wholly-owned subsidiary of RBC Dain Rauscher Corp., which is an indirect wholly-owned subsidiary of Royal Bank of Canada.

     Sub-advisor(s) of the Fund are employed and may be terminated by the Manager subject to prior approval by the Board of Trustees. The employment of a new sub-advisor currently requires the prior approval of the shareholders of the Fund. HFT, however, may request an order of the SEC exempting the Fund from the requirements under the 1940 Act relating to shareholder approval of a new sub-advisor. There can be no assurance that HFT will request such an order, or, if requested, that such an order will be granted with respect to the Fund. Selection and retention criteria for sub-advisor include: (i) their historical performance records; (ii) consistent performance in the context of the markets;
(iii) organizational stability and reputation; (iv) the quality and depth of investment personnel; and (v) the ability of the sub-advisor to apply its approach consistently. Each sub-advisor will not necessarily exhibit all of the criteria to the same degree. Sub-Advisors are paid by the Manager (not by the Fund).

     The Sub-Advisor's activities are subject to general supervision by the Manager and the Board of Trustees. Although the Manager and the Board of Trustees do not evaluate the investment merits of the Sub-Advisor's specific securities selections, they do review the performance of each sub-advisor relative to the selection criteria.

     The Fund is newly organized and as of the date of this SAI the Manager has not paid any fees to the Sub-Advisor pursuant to the Sub-Advisory Agreement.

     In addition to entering into the Sub-Advisory Agreement, the Manager and the Sub-Advisor have entered into an arrangement that provides that if the Fund terminates Voyageur as sub-advisor without cause prior to the conclusion of the 24th full calendar month after the date they entered into the arrangement, the Manager will pay Voyageur an amount equal to 0.35% of the aggregate net asset value of the Fund as of the close of business on March 20, 2009; provided that this amount shall be reduced by 1/24 for each full calendar month that has elapsed since the date the parties entered into the arrangement.

     The arrangement also provides, within 24 months of entering into the arrangement, that if the Manger terminates Voyageur without cause and without providing at least 60 calendar days advance written notice of such termination, then the Manager will pay Voyageur an amount equal to the product obtained by multiplying (1) the average monthly fee paid to Voyageur for the 12 full calendar months immediately preceding the date Voyageur received written notice of its termination, by (2) the number of months between the date of such termination and the date that is 12 full calendar months after the date Voyageur received written notice of its termination.

     Following the second anniversary of the arrangement, if the Sub-Advisory Agreement is terminated by the Manager without having provided Voyageur with at least 60 calendar days advance written notice of such termination, then all fees will become due and owing to Voyageur under the Sub-Advisory Agreement promptly after the termination date, and the amount of such fees will be calculated by treating the termination date as the date that is 60 full calendar days after the date Voyageur received written notice of its termination and, for the calendar days following the termination date, basing the calculation of the fee on the aggregate net asset value of the Fund as of the close of business on the business day immediately preceding the termination date.

     THE PORTFOLIO MANAGERS. The Sub-Advisor is the sole sub-advisor to the Fund. The portfolio managers that the Sub-Advisor employs to manage the Fund's portfolio may have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts, as of September 30, 2008, is set forth below.

                        Number of Other Accounts Managed       Number of Accounts and Total Assets for
                        and Total Assets by Account Type       Which Advisory Fee is Performance-Based
                        --------------------------------       ---------------------------------------
                                     Other                                      Other
                      Registered     Pooled                     Registered      Pooled
Name of               Investment   Investment       Other       Investment    Investment     Other
Portfolio Manager     Companies     Vehicles      Accounts      Companies      Vehicles     Accounts
-----------------     ----------   ----------     --------      ----------    ----------    --------
Bruce W. Kaser            0            1             24             0             0            0
                         $0       $56,425,582   $559,401,523       $0            $0           $0
Stuart A. Lippe           0            1             24             0             0            0
                         $0       $56,425,582   $559,401,523       $0            $0           $0
Barbara S. Browning       0            1             24             0             0            0
                         $0       $56,425,582   $559,401,523       $0            $0           $0
Adam D. Scheiner          0            1             24             0             0            0
                         $0       $56,425,582   $559,401,523       $0            $0           $0

     The portfolio managers are often responsible for managing other accounts. The Sub-Advisor typically assigns accounts with similar investment strategies to the portfolio manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Sub-Advisor or one of its affiliates in an account and certain trading practices used by the portfolio manager (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Sub-Advisor has developed policies and procedures reasonably designed to mitigate those conflicts, including trade allocation policies and codes of ethics.

     Portfolio manager compensation consists of three components: a base salary, an annual bonus, and an incentive plan. The Sub-Advisor calibrates salaries by position and gears them to be competitive in the national marketplace. Annual bonuses for all Sub-Advisor employees are determined by two factors: the firm's financial performance and individual performance. All portfolio managers, analyst and traders are compensated in the same manner for all accounts, whether or not they are mutual funds, separately managed accounts or pooled products. The criteria for calculating annual bonuses and incentive plan payouts for the portfolio managers is described below.

     In addition to a base salary, each portfolio manager of the Fund is eligible to receive an annual performance bonus based on the pre- tax, gross performance of each portfolio style their team manages against its respective benchmarks and peer groups. These are the Russell 1000 Value Index and eVestment Alliance Large Cap Value manager peer group of accounts managed in the large cap value style. Calculations are based on performance versus these benchmarks and peer groups for both the one and three year periods. Three-year performance accounts for two-thirds of the annual bonus calculation. The portfolio managers' bonus calculations also include a component for performance of investment selections, based on the trailing twelve-month period.

     While the portfolio managers of the Fund do not participate in the Sub-Advisor's Long Term Incentive plan, they do participate in a separate incentive plan covering portfolio managers, analysts, and traders that provides them with a share of the operating profits (net of expenses, including base salary and bonus) generated by their division above a predetermined hurdle. This plan serves as a proxy for ownership.

     As of September 30, 2008, neither of the portfolio managers owned any shares of the Fund.

     THE ADMINISTRATOR. U.S. Bancorp Fund Services, LLC (the "Administrator"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, provides administration services to the Fund pursuant to a Fund Administration Servicing Agreement with HFT (the "Administration Agreement"). The Administration Agreement provides that the Administrator will furnish the Fund with various administrative services including, but not limited to, (i) the preparation and coordination of reports to the Board of Trustees; preparation and filing of securities and other regulatory filings (including state securities filings); (ii) marketing materials, tax returns and shareholder reports; (iii) review and payment of Fund expenses; (iv) monitoring and oversight of the activities of the Fund's other servicing agents (i.e., transfer agent, custodian, accountants, etc.); (v) maintaining books and records of the Fund; and (vi) administering shareholder accounts. In addition, the Administrator may provide personnel to serve as officers of the Fund. The salaries and other expenses of providing such personnel are borne by the Administrator. Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with its performance as Administrator, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

     For all services provided pursuant to the Administration Agreement, Fund Accounting Services Agreement (see below), Custodian Agreement (see below) and Transfer Agent Agreement (see below), the Administrator and its affiliates will receive from the Hennessy Funds an annual fee, payable monthly, based on the average daily net assets of all of the funds in the fund complex, which includes the Fund, the Hennessy Cornerstone Growth Fund, the Hennessy Cornerstone Growth Fund, Series II, the Hennessy Focus 30 Fund, the Hennessy Cornerstone Value Fund, the Hennessy Total Return Fund, the Hennessy Balanced Fund and the Hennessy Cornerstone Large Growth Fund (as of the date of this SAI the Hennessy Cornerstone Large Growth Fund had not commenced operations). The annual fee for the fund complex is equal to 0.255% of the first $1 billion of the average daily net assets of the fund complex, 0.21% of the next $1 billion of the average daily net assets of the fund complex and 0.17% of the average daily net assets of the fund complex in excess of $2 billion, subject to a minimum annual fee for the fund complex of $600,000. The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Trustees upon the giving of 90 days' written notice to the Administrator, or by the Administrator upon the giving of 90 days' written notice to the Trust.

     The Fund is newly organized and as of the date of this SAI had not paid any fees to the Administrator, the Transfer Agent or the Custodian.

     ACCOUNTING SERVICES AGREEMENT. The Administrator also provides fund accounting services to the Fund pursuant to a Fund Accounting Servicing
Agreement with HFT (the "Fund Accounting Servicing Agreement"). For its accounting services, the Administrator and its affiliates are entitled to receive annual fees, payable monthly, based on the fee schedule set forth above under "THE ADMINISTRATOR."

     TRANSFER AGENT AND CUSTODIAN. U.S. Bancorp Fund Services, LLC (the "Transfer Agent"), 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent for the Fund pursuant to a Transfer Agent Agreement with HFT (the "Transfer Agent Agreement"). Under the Transfer Agent Agreement, the Transfer Agent has agreed to issue and redeem shares of the Fund, make dividend and other distributions to shareholders of the Fund, respond to correspondence by Fund shareholders and others relating to its duties, maintain shareholder accounts and make periodic reports to the Fund.

     U.S. Bank, National Association (the "Custodian"), Custody Operations, 1555
N. RiverCenter Drive, Suite 302, Milwaukee, WI 53212, serves as custodian for the Fund pursuant to a Custodian Agreement with HFT (the "Custodian Agreement"). The Custodian and the Administrator are affiliates of each other. Under the Custodian Agreement, the Custodian will be responsible for, among other things, receipt of and disbursement of funds from the Fund's accounts, establishment of segregated accounts as necessary, and transfer, exchange and delivery of Fund portfolio securities.

     THE DISTRIBUTOR. Quasar Distributors, LLC (the "Distributor"), 615 East Michigan Street, Milwaukee, Wisconsin 53202 serves as the distributor for the Fund pursuant to a Distribution Agreement with HFT (the "Distribution Agreement"). The Distributor and the Administrator are affiliates of each other. Under the Distribution Agreement, the Distributor provides, on a best efforts basis and without compensation from HFT, distribution-related services to the Fund in connection with the continuous offering of the Fund's shares.

     CODE OF ETHICS. HFT, the Sub-Advisor and the Manager have each adopted a Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. This Code of Ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund (subject to certain limitations). This Code of Ethics, with certain exceptions, generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

     PROXY VOTING POLICY. HFT has contractually delegated, subject to oversight by the Board of Trustees, the responsibility for voting proxies relating to portfolio securities held by the Fund to the Sub-Advisor. HFT has delegated proxy voting to the Sub-Advisor with the direction that in voting proxies the Sub-Advisor should generally follow the so-called "Wall Street Rule" (namely, vote as management recommends or sell the stock prior to the meeting). In the event that a vote presents a conflict of interest between the interests of the Fund and the Sub-Advisor, the Sub-Advisor will disclose the conflict to the Board of Trustees and offer the Board of Trustees the opportunity to instruct the Sub-Advisor in voting the securities.

     Information on how the Fund voted proxies during the most recent 12-month period ended June 30 is available on the Fund's website at http://www.hennessyfunds.com or the website of the SEC at http://www.sec.gov.
----------------------------                                ------------------

                             PORTFOLIO TRANSACTIONS

     Subject to policies established by the Board of Trustees, the Sub-Advisor is responsible for the execution of Fund transactions and the allocation of brokerage transactions for the Fund. As a general matter in executing Fund transactions, the Sub-Advisor may employ or deal with such brokers or dealers that may, in the Sub-Advisor's best judgment, provide prompt and reliable execution of the transaction at favorable security prices and reasonable commission rates. In selecting brokers or dealers, the Sub-Advisor will consider all relevant factors, including the price (including the applicable brokerage commission or dealer spread), size of the order, nature of the market for the security, timing of the transaction, the reputation, experience and financial stability of the broker-dealer, the quality of service, difficulty of execution and operational facilities of the firm involved and in the case of securities, the firm's risk in positioning a block of securities. Prices paid to dealers in principal transactions through which most debt securities and some equity securities are traded generally include a spread, which is the difference between the prices at which the dealer is willing to purchase and sell a specific security at that time. With respect to securities traded in the over-the-counter markets, the Fund may engage in transactions with the dealers who make markets in such securities, unless a better price or execution could be obtained by using a broker. The Fund has no obligation to deal with any broker or group of brokers in the execution of Fund transactions.

     The Sub-Advisor may select broker-dealers that provide it with research services and may cause the Fund to pay such broker-dealers commissions that exceed those that other broker-dealers may have charged, if in its view the commissions are reasonable in relation to the value of the brokerage and/or research services provided by the broker-dealer. Research services furnished by brokers through which the Fund effects securities transactions may be used by the Sub-Advisor in advising other funds or accounts and, conversely, research services furnished to the Sub-Advisor by brokers in connection with other funds or accounts the Sub-Advisor advises may be used by the Sub-Advisor in advising the Fund. Information and research received from such brokers will be in addition to, and not in lieu of, the services required to be performed by the Sub-Advisor under the Sub-Advisory Agreement. The Fund may purchase and sell Fund portfolio securities to and from dealers who provide the Fund with research services. Fund transactions will not be directed to dealers solely on the basis of research services provided.

     Investment decisions for the Fund and for other investment accounts managed by the Sub-Advisor are made independently of each other in light of differing considerations for the various accounts. However, the same investment decision may be made for the Fund and one or more of such accounts. In such cases, simultaneous transactions are inevitable. Purchases or sales are then allocated between the Fund and such other account(s) as to amount according to a formula deemed equitable to the Fund and such account(s). Although in some cases this practice could have a detrimental effect upon the price or value of the security as far as the Fund is concerned, or upon its ability to complete its entire order, in other cases it is believed that coordination and the ability to participate in volume transactions will be beneficial to the Fund.

     The Fund is newly organized and as of the date of this SAI has not paid any portfolio brokerage commissions.

     PORTFOLIO TURNOVER. For reporting purposes, the Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, securities with maturities at the time of acquisition of one year or less are excluded. The Sub-Advisor will adjust the Fund's assets as it deems advisable, and portfolio turnover will not be a limiting factor should the Sub-Advisor deem it advisable for the Fund to purchase or sell securities.

     High portfolio turnover (100% or more) involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "VALUATION OF SHARES" and "ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES" below.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

     POLICY. The Board of Trustees of the Fund has adopted the following policies regarding the disclosure of the portfolio holdings of the Fund:
The portfolio holdings information of the Fund are not released to individual investors, institutional investors, intermediaries that distribute the Fund's shares, rating and ranking organizations, or affiliated persons of the Fund or non-regulatory agencies except that:

     (1) The Fund will release holdings information for its portfolio quarterly to various rating and ranking services, including, but not limited to, Morningstar, Lipper, Standard and Poor's, and Bloomberg. The release of such information will usually be completed by U.S. Bancorp Fund Services as authorized by an officer of the Fund. The holdings information released to such services will be as of the last day of the quarter. This release of information is delivered by magnetic media or transmission and is generally released between the 15th and 20th calendar day following a calendar quarter end.

     (2) By virtue of their duties and responsibilities, the Transfer Agent, Custodian and Administrator of HFT (all third-party service providers), the Sub-Advisor and the Manager will have daily regular access to the portfolio holdings information of the Fund. The Transfer Agent will not release the portfolio holdings information of the Fund to anyone without the written authorization of an officer of HFT.

     (3) For the purposes of the trading of portfolio securities, the Manager may from time to time provide brokers with trade lists that may reflect, in part or in total, the portfolio holdings of the Fund. The provision of such trade lists will be subject to customary broker confidentiality agreements and trading restrictions.

     (4) The Fund will release portfolio holdings information in its annual and semi-annual reports on SEC Form N-Q, on Form 13F and as requested or required by law to any governing or regulatory agency of the Fund.

     (5) An officer of HFT may, subject to confidentiality agreements and trading restrictions, authorize the release of portfolio holdings information for due diligence purposes to an investment adviser that is in merger or acquisition talks with the Manager or to a newly hired investment adviser or sub-advisor.

     (6) On the 4th business day following each calendar quarter-end the Fund may publicly release the names, percentages of Fund assets, and sector weightings of all of the assets in the Fund's portfolio. This information will be as of the last day of the calendar quarter-end and may be released in print, via the Fund's web site, or in other forms as requested by the public.

     (7) The Chief Compliance Officer of the Fund may authorize the release of portfolio holding information on an exception basis provided that (a) the Chief Compliance Officer determines that such a release would be helpful to the shareholders of the Fund; (b) the holdings are released as of the end of a calendar month; (c) the holdings are not released until five calendar days after the end of the month; and (d) the exceptional release is reported to the Board of Trustees.

     Under no circumstances shall the Fund, the Manager or any officers, trustees or employees of the Fund or the Manager receive any compensation for the disclosure of portfolio holdings information.

     The above policies may not be modified without approval of the Board of Trustees.

     PROCEDURE. Each year, the Fund sends a written authorization to the Transfer Agent authorizing the Transfer Agent to provide rating and ranking services with the quarterly portfolio information of the Fund. The Transfer Agent releases such information to the rating and ranking services between the 5th and 10th of each month following a calendar quarter end.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     You may purchase and redeem shares of the Fund on each day that the New York Stock Exchange, Inc. ("NYSE") is open for trading ("Business Day"). Currently, the NYSE is closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading the preceding Friday and when any such holiday falls on a Sunday, the NYSE will not be open for trading the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or yearly accounting period. The NYSE may also be closed on national days of mourning. Purchases and redemptions of the shares of the Fund are effected at their respective net asset values per share determined as of the close of the NYSE (normally 4:00 p.m., Eastern time) on that Business Day. The time at which the transactions are priced may be changed in case of an emergency or if the NYSE closes at a time other than 4:00 p.m., Eastern time.

     The Fund may suspend redemption privileges of shares of the Fund or postpone the date of payment during any period (i) when the NYSE is closed or trading on the NYSE is restricted as determined by the SEC; (ii) when an emergency exists, as defined by the SEC, that makes it not reasonably practicable for the Fund to dispose of securities owned by them or to determine fairly the value of their assets; or (iii) as the SEC may otherwise permit. The redemption price may be more or less than the shareholder's cost, depending on the market value of the Fund's securities at the time.

     The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund uses some or all of the following procedures to process telephone redemptions: (i) requesting a shareholder to correctly state some or all of the following information: account number, name(s), social security number registered to the account, personal identification, banking institution, bank account number and the name in which the bank account is registered; (ii) recording all telephone transactions; and
(iii)  sending written confirmation of each transaction to the registered owner.

     The payment of the redemption price may be made in money or in kind, or partly in money and partly in kind, as determined by the Trustees. However, the Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in money up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder. While the Rule is in effect, such election may not be revoked without the approval of the SEC. It is contemplated that if the Fund should redeem in kind, securities distributed would be valued as described below under "VALUATION OF SHARES," and investors would incur brokerage commissions in disposing of such securities. If the Fund redeems in kind, the Fund will not distribute depository receipts representing foreign securities.

                              VALUATION OF SHARES

     The net asset value for the shares of the Fund normally will be determined on each day the NYSE is open for trading. The net assets of the Fund are valued as of the close of the NYSE (normally 4:00 p.m., Eastern time) on each Business Day. The Fund's net asset value per share is calculated separately.

     The net asset value per share of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets, less its liabilities, by the number of outstanding shares of the Fund, and adjusting the result to the nearest full cent. Securities listed on the NYSE, American Stock Exchange or other national exchanges (other than The Nasdaq OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the date of valuation, and securities that are traded on NASDAQ are valued at the Nasdaq Official Closing Price on the date of valuation. Bonds and other fixed-income securities are valued using market quotations provided by dealers, and also may be valued on the basis of prices provided by pricing services when the Board of Trustees believes that such prices reflect the fair market value of such securities. If there is no sale in a particular security on such day, it is valued at the mean between the bid and ask prices. Other securities, to the extent that market quotations are readily available, are valued at market value in accordance with procedures established by the Board of Trustees. Any other securities and other assets for which market quotations are not readily available are valued in good faith in a manner determined by the Board of Trustees best to reflect their full value. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

              ADDITIONAL INFORMATION ABOUT DISTRIBUTIONS AND TAXES

     The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). As long as the Fund so qualifies, the Fund will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains that it distributes to shareholders. If the Fund fails to qualify as a RIC in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund that did not qualify as a RIC would not be liable for income tax on the Fund's net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund's net investment income or net realized capital gains, would be treated as taxable dividends to the extent of accumulated earnings and profits of the Fund.

     The Fund intends to distribute substantially all of its net investment income and net capital gains each fiscal year. Dividends paid by the Fund from its ordinary income or from an excess of net realized short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. (Note that a portion of the Fund's dividends may be taxable to investors at the lower rate applicable to dividend income.) Distributions made from the Fund's net realized capital gains are taxable to shareholders as capital gains, regardless of the length of time the shareholder has owned Fund shares. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gains dividends. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

     Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. A portion of the ordinary income dividends paid by the Fund may be eligible for the 70% dividends received deduction allowed to corporations under the Code, if certain requirements are met. If the Fund pays a dividend in January that was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     Redemptions and exchanges of the Fund's shares are taxable events, and, accordingly, shareholders may realize gains or losses on such events. (However, a conversion from Original Class shares to Institutional Class shares or from Institutional Class shares to Original Class shares of the Fund is not a taxable transaction.) A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Fund shares held for six months or less, which is now disallowed, will be treated as long-term capital loss to the extent of any capital gains distributions received by the shareholder with respect to such shares.

     Under certain provisions of the Code, some shareholders may be subject to a 28% withholding tax on reportable dividends, capital gains distributions and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom a certified taxpayer identification number is not on file with the Fund or who, to the knowledge of the Fund, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and does not address the state and local tax, or estate or inheritance tax, consequences of an investment in the Fund. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative or administrative action either prospectively or retroactively.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to Federal, state, local or foreign taxes or estate or inheritance tax. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                       DESCRIPTION OF SECURITIES RATINGS

     The Fund may invest in commercial paper and commercial paper master notes rated A-1 or A-2 by Standard & Poor's or Prime-1 or Prime-2 by Moody's.

     Standard  & Poor's Commercial Paper Ratings. A Standard & Poor's commercial
     -------------------------------------------
paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. These categories are as follows:

     A-1. the highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

     A-2. Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issuers designated "A-1".

     A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying a higher designation.

     Moody's  Short-Term  Debt  Ratings.  Moody's  short-term  debt  ratings are
     ----------------------------------
opinions of the ability of issuers to repay punctually senior debt obligations that have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

     o  Leading  market  positions  in  well-established  industries.

     o  High  rates  of  return  on  funds  employed.

     o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

     o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

     o Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

                         ANTI-MONEY LAUNDERING PROGRAM

     The Fund has established an Anti-Money Laundering Compliance Program (the "Program") as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 ("USA PATRIOT Act"). To ensure compliance with this law, the Fund's Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

     Procedures to implement the Program include, but are not limited to, determining that the Fund's Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provision of the USA PATRIOT Act.

     As a result of the Program, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a governmental agency.

                               OTHER INFORMATION

     DESCRIPTION OF SHARES. The Fund's authorized capital consists of an unlimited number of shares of beneficial interest, having no par value ( "Shares"). Shareholders are entitled: (i) to one vote per full Share; (ii) to such distributions as may be declared by the Trustees out of funds legally available; and (iii) upon liquidation, to participate ratably in the assets available for distribution. There are no conversion or sinking fund provisions applicable to the Shares, and the holders have no preemptive rights and may not cumulate their votes in the election of Trustees. Consequently, the holders of more than 50% of the Shares of HFT voting for the election of Trustees can elect all the Trustees, and in such event, the holders of the remaining Shares voting for the election of Trustees will not be able to elect any persons as Trustees. As indicated above, the Fund does not anticipate holding an annual meeting in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act.

     The Shares are redeemable and are transferable. All Shares issued and sold by the Fund will be fully paid and nonassessable. Fractional Shares entitle the holder of the same rights as whole Shares.

     Pursuant to the Trust Instrument, the Trustees may establish and designate one or more separate and distinct series of Shares, each of which shall be authorized to issue an unlimited number of Shares. In addition, the Trustees may, without obtaining any prior authorization or vote of shareholders, redesignate or reclassify any issued Shares of any series. In the event that more than one series is established, each Share outstanding, regardless of series, would still entitle its holder to one vote. As a general matter, Shares would be voted in the aggregate and not by series, except where class voting would be required by the 1940 Act (e.g., change in investment policy or approval of an investment advisory agreement). All consideration received from the sale of Shares of any series, together with all income, earnings, profits and proceeds thereof, would belong to that series and would be charged with the liabilities in respect of that series and of that series' share of the general liabilities of the Fund in the proportion that the total net assets of the series bear to the total net assets of all series. The net asset value of a Share of any series would be based on the assets belonging to that series less the liabilities charged to that series, and dividends could be paid on Shares of any series only out of lawfully available assets belonging to that series. In the event of liquidation or dissolution of the Fund, the shareholders of each series would be entitled, out of the assets of the Fund available for distribution, to the assets belonging to that series.

     The Fund offers two classes of Shares, Original Class Shares and Institutional Class Shares. The Original Class Shares and Institutional Class Shares represent an interest in the same assets of the Fund, have the same rights and are identical in all material respects except that (1) Original Class Shares bear annual service fees and Institutional Class Shares are not subject to such fees; (2) Institutional Class Shares are available only to shareholders who invest directly in the Fund, or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Fund, or the Manager; and (3) that the Board of Trustees may elect to have certain expenses specific to the Original Class Shares or Institutional Class Shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Original Class Shares or Institutional Class Shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Fund.

     The Trust Instrument contains an express disclaimer of shareholder liability for its acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. The Trust Instrument provides for indemnification and reimbursement of expenses out of the Fund property for any shareholder held personally liable for its obligations. The Trust Instrument also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon.

     The Trust Instrument further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Trust Instrument protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

     SHAREHOLDER MEETINGS. It is contemplated that HFT will not hold an annual meeting of shareholders in any year in which the election of Trustees is not required to be acted on by shareholders under the 1940 Act. HFT's Trust Instrument and Bylaws also contain procedures for the removal of Trustees by the HFT's shareholders. At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of at least two-thirds of the outstanding shares, remove any Trustee or Trustees.

     Upon the written request of the holders of shares entitled to not less than 10% of all the votes entitled to be cast at such meeting, the Secretary of HFT shall promptly call a special meeting of shareholders for the purpose of voting upon the question of removal of any Trustee. Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the total outstanding shares, whichever is less, shall apply to HFT's Secretary in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of HFT; or (2) inform such applicants as to the approximate number of shareholders of record and the approximate cost of mailing to them the proposed communication and form of request.

     If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the SEC, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

     After opportunity for hearing upon the objections specified in the written statement so filed, the SEC may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the SEC shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the SEC shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

     REGISTRATION STATEMENT. This SAI and the Fund Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Fund Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the SEC in Washington, D.C.

     Statements contained in this SAI and the Fund Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this SAI and the Fund Prospectus form a part, each such statement being qualified in all respects by such reference.

     COUNSEL AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. The law firm of Foley & Lardner LLP, 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-5306, serves as counsel to the Hennessy Funds. KPMG LLP, 303 East Wacker Drive, Chicago, Illinois 60601, serves as the independent registered public accounting firm to the Hennessy Funds.

     The financial statements for the fiscal year ended September 30, 2008 in the Annual Report for the Tamarack Value Fund and incorporated by reference into this SAI have been audited by Deloitte & Touche LLP, independent registered public accounting firm, as stated in their report incorporated by reference in the Registration Statement, and have been so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting.